Important Notice Regarding Change in Investment Policy

TRANSAMERICA FUNDS

Transamerica Large Core

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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Effective on or about March 1, 2023 (the “Effective Date”), Transamerica Large Core will be renamed Transamerica Large Core ESG. On the Effective Date, the fund’s principal investment strategies (including its 80% investment policy) and principal investment risks will also change. The fund’s investment objective, primary benchmark and management and sub-advisory fee schedules will not change.

Transamerica Asset Management, Inc. will continue to serve as the fund’s investment manager and PineBridge Investments, LLC will continue to serve as the fund’s sub-adviser.

The fund’s current 80% investment policy is to invest, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of large-cap companies and other investments with similar economic characteristics. The fund currently considers large-cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the S&P 500® Index.

As of the Effective Date, as reflected below, under the revised 80% policy, the fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of large-cap companies that have an MSCI ESG rating of A or higher.

On the Effective Date, the following information will supplement and supersede any contrary information contained in the Prospectus and Summary Prospectus concerning the fund:

PRINCIPAL INVESTMENT STRATEGIES:

The fund’s principal investment strategies will be replaced by the following:

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of large-cap companies that have an MSCI ESG rating of A or higher. The fund considers large-cap companies to be the top approximately 1,000 companies by market capitalizations in the U.S. market. As of September 30, 2022, the top 1,000 companies by market capitalization in the U.S. market had a market capitalization of at least $2.3 billion.

The fund’s sub-adviser, PineBridge Investments, LLC (the “sub-adviser”), believes companies should be analyzed in the context of their life cycle. The sub-adviser employs a process that categorizes companies according to where the sub-adviser believes they reside in their respective company life cycles, and then lets the categorization drive how the companies are analyzed for investment attractiveness. Through a quantitative framework, the sub-adviser ranks companies within what are considered fundamentally similar groups of stocks based on six life-cycle stages (three types for growth companies and three for mature companies). After quantitatively categorizing each company in the investment universe into their six main life-cycle categorizations, the sub-adviser’s alpha model then quantitatively assesses the attractiveness of each company based on numerous factors that are considered relevant to each life-cycle category. The model generates a numerical ranking based on this quantitative categorization and factor-based assessment, which indicates the attractiveness of each stock.

The sub-adviser then employs an optimization process to construct the fund’s portfolio. The optimization process incorporates the output from the sub-adviser’s alpha model and includes an MSCI ESG ratings constraint and certain exclusionary constraints. Under the ratings constraint, the sub-adviser will normally invest at least 80% of the fund’s net assets in companies with an MSCI ESG rating of A or higher. The sub-adviser generally expects, as measured on a monthly basis, that at least 85% of the companies the fund holds will have an MSCI ESG rating of A or higher. The sub-adviser obtains third party ESG ratings information from MSCI. MSCI ESG ratings are intended to measure a company’s management of financially relevant ESG risks and opportunities. Companies are rated by MSCI on a AAA to CCC scale relative to the standards and performance of their industry peers. Under the exclusionary constraints, the sub-adviser will exclude investments in: companies that derive 10% or more of total annual revenue from thermal coal; companies that are United Nations Global Compact violators; and companies involved in controversial weapons (landmines, cluster munitions, chemical and biological weapons). These exclusions are based on third party classifications by MSCI obtained by the sub-adviser.

Final stock selection and portfolio positioning are subject to the discretion of the fund’s portfolio management team.

The equity securities in which the fund may invest include, but are not limited to, common stocks, depositary receipts, preferred stocks, and securities convertible into common stocks (such as warrants and rights). The fund may also invest up to 5% of its assets in index exchange-traded funds (“ETFs”).

Additionally, the fund may also invest its assets in cash, cash equivalent securities or other short-term debt securities, money market funds and U.S. government securities.

PRINCIPAL RISKS:

The following principal risk will be added to the “Principal Risks” section of the Summary Prospectus and the summary section for the fund in the Prospectus following Equity Securities risk:

Environmental, Social and Governance (“ESG”) Investing – Applying the sub-adviser’s ESG criteria to its investment analysis for the fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the fund may forgo some investment opportunities available to funds that do not use ESG criteria or that apply different ESG criteria. Applying ESG criteria may impact the fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the fund’s investment performance. Securities of companies with what are identified by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. The fund’s investments may include securities of issuers that derive revenue from non-ESG activities. ESG information from third party data providers may be incomplete, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s ESG characteristics.

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Investors Should Retain this Supplement for Future Reference

December 30, 2022